EXHIBIT 10.1

FIRST AMENDMENT TO CREDIT AGREEMENT

This FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is entered into as of August 4, 2021, by and among GLOBUS MEDICAL, INC., a Delaware corporation (the “Company”), GLOBUS MEDICAL NORTH AMERICA, INC., a Pennsylvania corporation, (“North America”, and, together with the Company, the “Borrowers”) and CITIZENS BANK, N.A., as Lender.

W I T N E S S E T H:

WHEREAS, the Borrowers and the Lender are parties to that certain Credit Agreement dated as of August 6, 2020 (as amended, restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”); and

WHEREAS, the Borrowers have requested that the Lender amend the Credit Agreement as set forth herein and, subject to the satisfaction of the conditions set forth herein, the Lender is willing to do so;

NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, and other valuable consideration, the receipt and sufficiency of all of which are hereby acknowledged, the parties agree as follows:

Section 1. Defined Terms. Capitalized terms used but not defined herein (including in the recitals hereto) shall have the meanings assigned to them in the Credit Agreement, as amended hereby.
Section 2. Amendments to Credit Agreement. Upon satisfaction of the conditions set forth in Section 4 hereof, the Credit Agreement is hereby amended as follows:
2.1 Section 1.1 of the Credit Agreement is hereby amended by restating the following definitions in their entirety as follows:

“Applicable Margin” means, in the case of (a) ABR Loans, 0.00% per annum, and (b) LIBOR Loans, 1.00% per annum.

“Maturity Date” means August 3, 2022, provided that if such day is not a Business Day, the Maturity Date shall be the Business Day immediately preceding such day.

2.2 A new Section 1.11 of the Credit Agreement is hereby added, reading as follows:

Section 1.11.  LIBOR Notification.  On March 5, 2021, the U.K. Financial Conduct Authority (the “FCA”) announced in a public statement that overnight/Spot Next, 1-month, 3-month, 6-month and 12-month U.S. dollar LIBOR settings will cease to be published or will no longer be representative after June 30, 2023.   As a result, on that date, LIBOR may become unavailable or unreliable for the purposes of this Agreement.  In light of this eventuality, public and private sector industry initiatives are currently underway to identify new or alternative reference rates to be used in place of LIBOR.  In the event that LIBOR becomes unavailable or unreliable, an alternative rate of interest may be selected and implemented in accordance with the terms of this Agreement.  The Lender does not warrant, nor accept responsibility, nor shall the Lender have any liability with respect to the administration, submission or any other matter related to LIBOR or with respect to any comparable or successor index thereto or replacement thereof, including, without limitation, whether the composition or characteristics of any such alternative, successor or replacement index, as it may or may not be adjusted pursuant to the terms of this Agreement, will be similar to, or produce the same value or economic equivalence of, LIBOR or have the same volume or liquidity as did LIBOR prior to it becoming unavailable or unreliable.

2.3 Section 3.3(b) of the Credit Agreement is hereby replaced in its entirety with the following:

(b) Replacement Index.  If the Lender determines, in its sole discretion, that the index for this Agreement has or will become unavailable or unreliable, either temporarily, indefinitely, or permanently, during the term of this Agreement (including, with respect to LIBOR, as a result of the permanent cessation of LIBOR), the Lender may amend this Agreement by designating a replacement index (including an adjustment thereto, which may be a positive or negative value or zero) selected by the Lender in its sole discretion.  The Lender may also amend this Agreement to make any technical, administrative or operational changes (including, without limitation, changes to timing and frequency of determining rates and making payments of interest and other administrative matters, referred to herein as the “Conforming Changes”) that the Lender decides may be appropriate to implement the replacement index (including an adjustment thereto) and to permit administration thereof by the Lender.  In designating any replacement index (including any adjustment thereto) and making these amendments, the

Lender may give due consideration to (a) any applicable recommendation by the Federal Reserve Board, Federal Reserve Bank of New York or a committee officially endorsed or convened by the Federal Reserve Board and/or the Federal Reserve Bank of New York or any successor thereto or (b) any applicable evolving or then-prevailing market convention for U.S. dollar-denominated credit facilities at such time. Any amendment to the terms of this Agreement to designate or implement a replacement index (including any adjustment thereto) or make any Conforming Changes will become effective and bind the Borrowers 10 business days after the Lender gives written notice to the Borrowers without any action or consent of, or execution of any document by, either Borrower or any other party.

Section 3. Conditions to Effectiveness. The effectiveness of this Amendment is subject to the satisfaction of the following conditions:

(i) Amendment.  The Lender (or its counsel) shall have received a counterpart of this Amendment (which may include facsimile transmission or electronic mail transmission of a signed signature page of this Amendment) that, when taken together, bear the signatures of the Borrowers and the Lender.

(ii) Officers’ Closing Certificate.  The Lender shall have received a certificate of the President or a Vice President and the Secretary or Assistant Secretary of each Loan Party, dated the Closing Date, substantially in the form of Exhibit F to the Credit Agreement (with appropriate modifications reasonably satisfactory to the Lender to reflect the nature of this Amendment).

(iii) Fees and Expenses.  Substantially contemporaneously with the making of the Loans to be made on the Closing Date, the Borrowers shall have paid all reasonable fees, disbursements and other charges of counsel to the Lender in connection with this Amendment to the extent invoiced on or prior to the date hereof.

(iv) USA PATRIOT Act; KYC. At least five days prior to the date hereof, the Lender shall have received:

(A) any and all documentation and other information requested by the Lender in connection with applicable “know your customer” and anti-money-laundering rules and regulations, including the USA PATRIOT Act; and

(B) to the extent either Borrower constitutes a “legal entity customer” under the Beneficial Ownership Regulation, a completed Beneficial Ownership Certification in relation to such Borrower.
(v) Legal Impediments. No law or regulation shall be applicable that restrains, prevents or imposes materially adverse conditions upon the Credit Facility as amended hereby.
(vi) No Material Adverse Effect. There shall not have occurred a Material Adverse Effect or any event or circumstance that could reasonably be expected to result in a Material Adverse Effect.

(vii) Financial Officer Certificate.  The Lender shall have received a certificate, dated the Closing Date and signed by a Financial Officer of the Company confirming that the conditions set forth in clause (vi) above and clauses (viii) and (ix) below shall be satisfied.

(viii) Representations and Warranties.  Each of the representations and warranties of the Loan Parties set forth in the Loan Documents shall be true and correct in all material respects, in each case on and as of such date as if made on and as of such date, provided that to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date; provided further that any representation and warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates.

(ix) Absence of Defaults. No Default shall exist, or would result from such proposed Credit Extension or from the application of the proceeds therefrom.

Section 4.    Acknowledgments and Affirmations of the Loan Parties.  Each Loan Party hereby expressly acknowledges the terms of this Amendment and confirms and reaffirms, as of the date hereof, (a) the covenants and agreements contained in each Loan Document to which it is a party, including, in each case, such covenants and agreements as in effect immediately after giving effect to this Amendment and the transactions contemplated hereby and thereby (as amended hereby) and (b) its guarantee of the Obligations under the Credit Agreement.

Section 5. Miscellaneous.

5.1 Representations and Warranties. To induce the Lender to enter into this Amendment, each Borrower represents and warrants to the Lender as follows:

(a) Each Borrower has all requisite power and authority to execute, deliver and perform this Amendment and all documents and instruments delivered in connection herewith, such Loan Party has taken all necessary organizational action to authorize the execution, delivery and performance of this Amendment and all documents and instruments delivered in connection herewith, and this Amendment has been duly executed and delivered on behalf of each Borrower.

(b) This Amendment constitutes a legal, valid and binding obligation of each Borrower, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

5.2 Effect of this Amendment.

(a) Except as specifically amended hereby, all terms, conditions, covenants, representations and warranties contained in the Credit Agreement and the other Loan Documents, all rights of the Lender and all of the Obligations shall remain in full force and effect.  The Borrower hereby confirm that the Credit Agreement and the other Loan Documents are in full force and effect and that neither Borrower has any right of setoff, recoupment or other offset or any defense as of the date hereof with respect to any of the Obligations, the Credit Agreement or any other Loan Document.

(b) The execution, delivery and effectiveness of this Amendment shall not directly or indirectly constitute (i) a novation of any of the Obligations under the Credit Agreement or the other Loan Documents or (ii) constitute a course of dealing or, except as expressly amended hereby, other basis for altering any Obligations or any other contract or instrument (including, without limitation, the Credit Agreement and the other Loan Documents).

(c) From and after the date hereof, (i) the term “Agreement” in the Credit Agreement, and all references to the Credit Agreement in any other Loan Document, shall mean the Credit Agreement as amended hereby, and (ii) the term “Loan Documents” in the Credit Agreement and the other Loan Documents shall include, without limitation, this Amendment and any agreements, instruments and other documents executed and/or delivered in connection herewith.

5.3 Counterparts.  This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  Delivery of an executed signature page counterpart hereof by telecopy, emailed pdf. or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart hereof. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include electronic signatures, the electronic association of signatures and records on electronic platforms,  deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, any other similar state laws based on the Uniform Electronic Transactions Act, the Uniform Commercial Code, each as amended, and the parties hereto hereby waive any objection to the contrary, provided that (x) nothing herein shall require the Lender to accept electronic signature counterparts in any form or format and (y) Lender reserves the right to require, at any time and at its sole discretion, the delivery of manually executed counterpart signature pages to this Amendment and the parties hereto agree to promptly deliver such manually executed counterpart signature page.

5.4 Governing Law, etc.
(a) This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

(b) Each of the parties hereto irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the courts of the State of New York sitting in New York County and of the United States District Court of the for the Southern District of New York and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Amendment, or for recognition or enforcement of any judgment, and each of the parties hereto irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State court or, to the fullest extent permitted by applicable law, in such Federal court.  Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.  Nothing in this Amendment shall affect any right that the Lender may otherwise have to bring any action or proceeding relating to this Credit Agreement or any other Loan Document against either Borrower or any other Loan Party or its properties in the courts of any jurisdiction.

(c) Each of the parties hereto irrevocably and unconditionally waives, to the fullest extent permitted by applicable law, any objection that it may now or hereafter have to the laying of venue of any action or proceeding arising out of or relating to this Amendment in any court referred to in paragraph (b) of this Section.  Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(d) Each of the parties hereto irrevocably consents to service of process in the manner provided for notices in Section 10.1 of the Credit Agreement.  Nothing in this Amendment will affect the right of any party to this Amendment to serve process in any other manner permitted by law.

5.5 Waiver of Jury Trial.  EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY).  EACH PARTY HERETO HEREBY (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

5.6 Headings.  Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

[Signature pages follow.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

GLOBUS MEDICAL, INC.

By:/s/ Keith Pfeil

Name:Keith Pfeil

Title:   Chief Financial Officer

GLOBUS NORTH AMERICA, INC.

By:/s/ Keith Pfeil

Name:Keith Pfeil

Title:   Chief Financial Officer

[Signature Page to First Amendment to Credit Agreement]

CITIZENS BANK, N.A., as Lender

By:/s/ Jamie P. Harbeson

Name:   Jamie P. Harbeson
Title:     Director

[Signature Page to First Amendment to Credit Agreement]